                               SCHEDULE 14A INFORMATION
                      PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                    /X/
Filed by a Party other than the Registrant
Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

    5)   Total fee paid:

         ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         ----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

    3)   Filing Party:

         ----------------------------------------------------------------------

    4)   Date Filed:

         ----------------------------------------------------------------------

                                                      PRELIMINARY PROXY MATERIAL

                          DIMENSIONAL INVESTMENT GROUP INC.

                                  1299 OCEAN AVENUE
                                      11TH FLOOR
                            SANTA MONICA, CALIFORNIA 90401

                    NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF
                  RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
                        RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO

                           TO BE HELD ON NOVEMBER 18, 1997

To the Shareholders:

    A Special Meeting of Shareholders of RWB/DFA Two-Year Corporate Fixed Income Portfolio and RWB/DFA Two-Year Government Portfolio of Dimensional Investment Group Inc. (the "Fund") will be held at the offices of Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California, at 9:00 a.m. Pacific Coast time, on November 18, 1997 for the following purposes:

    1. To approve or disapprove an investment advisory agreement between Dimensional Fund Advisors Inc. and the Fund on behalf of each of the RWB/DFA Two-Year Corporate Fixed Income Portfolio and RWB/DFA Two-Year Government Portfolio.

    Shareholders of record at the close of business on October 10, 1997 are entitled to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors



IRENE R. DIAMANT
Secretary
October 12, 1997
Santa Monica, California
--------------------------------------------------------------------------------
                                      IMPORTANT

Whether or not you plan to attend the meeting, please mark your voting instructions on the enclosed proxy and promptly date, sign and return it in the enclosed envelope. No postage is required if mailed in the United States. We ask your cooperation in helping the Fund by mailing your proxy promptly.
--------------------------------------------------------------------------------

                          DIMENSIONAL INVESTMENT GROUP INC.

                                  1299 OCEAN AVENUE
                                      11TH FLOOR
                            SANTA MONICA, CALIFORNIA 90401

                 PROXY STATEMENT - SPECIAL MEETING OF SHAREHOLDERS OF
                  RWB/DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO
                        RWB/DFA TWO-YEAR GOVERNMENT PORTFOLIO

                           TO BE HELD ON NOVEMBER 18, 1997


    The enclosed proxy is solicited by the Board of Directors of Dimensional Investment Group Inc. (the "Fund") in connection with a Special Meeting of Shareholders ("Meeting") of the RWB/DFA Two-Year Corporate Fixed Income Portfolio ("Corporate Portfolio") and RWB/DFA Two-Year Government Portfolio ("Government Portfolio") (individually, a "Portfolio" and collectively, the "Portfolios") of the Fund and any adjournment thereof. Proxies will be voted in accordance with the instructions contained thereon. If no instructions are given, proxies that are signed and returned will be voted in favor of the proposal. A shareholder may revoke his or her proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking such proxy, by executing and forwarding to the Fund a subsequently dated proxy, or by voting in person at the Meeting. This proxy statement and the accompanying form of proxy are being first sent to shareholders of the Portfolios on approximately October 15, 1997. In the event a quorum is not present in person or by proxy at the Meeting or if there are insufficient votes to approve the proposals, the persons named as proxies will consider the best interests of the shareholders in deciding whether the Meeting should be adjourned.

    As of the close of business on October 10, 1997, the record date fixed by the Board of Directors for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Meeting ("Record Date"), _________________ shares of the Corporate Portfolio were outstanding and
________ shares of the Government Portfolio were outstanding. EACH SHARE OF A PORTFOLIO IS ENTITLED TO ONE VOTE.

    With respect to Proposal 1, the vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), represented at the meeting in person or by proxy, is required for the approval of the proposal ("1940 Act Majority Vote"). With respect to each Portfolio, a 1940 Act Majority Vote means the vote of (a) at least 67% of the shares of the Portfolio present in person or by proxy, if more than 50% of the shares of the Portfolio are represented at the meeting, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less. Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, would not be counted for purposes of determining whether the proposal has been approved. No other business may properly come before the Meeting.

    The cost of solicitation, including preparing and mailing the proxy materials, will be borne by the Portfolios. In addition to solicitations through the mails, the officers and employees of the Fund and the Fund's investment advisor may solicit proxies by telephone, telegraph and personal interviews. It is not anticipated that any of the foregoing persons will be specially engaged for that purpose. Furthermore, if necessary to obtain the requisite representation of shareholders, an outside solicitation agent may be used. The cost of such additional solicitation, if any, including out-of-pocket disbursements, will be borne by the Portfolios and it is estimated to be minimal.

    PRINCIPAL SHAREHOLDERS

    The following shareholders beneficially owned more than 5% of the Portfolios' outstanding shares as of the Record Date:


                                     NUMBER OF SHARES           PERCENTAGE
NAME AND ADDRESS                    BENEFICIALLY OWNED         OF PORTFOLIO


CORPORATE PORTFOLIO:

--------------------                   ----------               ----------%
--------------------
--------------------

--------------------                   ----------               ----------%
--------------------
--------------------
--------------------                   ----------               ----------%

                   TOTAL               ----------               ----------%
                                       ----------               ----------

GOVERNMENT PORTFOLIO:

--------------------                   ----------               ----------%
--------------------
--------------------

--------------------                   ----------               ----------%
--------------------
--------------------
--------------------                   ----------               ----------%

                   TOTAL               ----------               ----------%
                                       ----------               ----------

    As of the Record Date, the Directors and executive officers of the Fund beneficially owned none of the Portfolios' outstanding shares.

  PROPOSAL 1:     TO APPROVE OR DISAPPROVE AN INVESTMENT
                  ADVISORY AGREEMENT


    Shareholders of each Portfolio are asked to approve an investment advisory agreement between Dimensional Fund Advisors Inc. (the "Advisor") and the Fund on behalf of the Corporate Portfolio and Government Portfolio, respectively. The terms of the proposed investment advisory agreements are described below and are substantially identical to the respective Existing Agreements (defined below) which are currently in place with the Advisor. This description is qualified in its entirety by reference to the form of proposed agreement between the Fund on behalf of each Portfolio, which is attached to this proxy statement as Exhibit A ("Proposed Agreement" or "Proposed Agreements").

BACKGROUND

    Each Portfolio currently operates as a feeder fund in a master fund-feeder fund structure. As feeder funds, the Corporate Portfolio and the Government Portfolio seek to achieve their respective investment objectives by investing all of their investable assets in a series of shares of a single registered open-end investment company, commonly called a "master fund," having the same investment objective, policies and limitations as the Portfolios. The DFA Two-Year Corporate Fixed Income Series ("Corporate Series") of The DFA Investment Trust Company (the "Trust") serves as the master fund for the Corporate Portfolio and the DFA Two-Year Government Series ("Government Series") serves as the master fund for the Government Portfolio. As master funds, the Series invest directly in securities and sell their shares only to corresponding feeder funds, such as the Portfolios, and to other institutional investors.
Each Series has entered into an investment management agreement with the Advisor for the management of its assets ("Existing Agreement" or "Existing Agreements.")

    Master funds, such as the Series, are designed as vehicles for feeder funds to pool their assets and achieve certain opportunities which otherwise might not be available to small pools of assets. These opportunities include, for example, participating in securities transactions of larger denominations, thereby reducing the relative amount of transaction costs. In addition, certain mutual fund operating costs tend to increase at a lower rate than the rate of asset growth and, therefore, if asset growth is achieved by a master fund, its investors should benefit from the master fund's cost structure. Economies of this nature, in part, are dependent upon the asset growth of the master fund. Currently, the Portfolios are the sole investors in the Series.

    At the time that each Portfolio commenced its operations, it was expected that it would best serve the interests of prospective shareholders if the Portfolio operated as a feeder fund. At meetings held on July 18, 1997, and September 2, 1997, the Board of Directors of the Fund concluded that operating the Portfolios as components of a master fund-feeder fund structure would no longer be in the best long-term interests of the Portfolios or their respective shareholders.

EVALUATION BY THE BOARD OF DIRECTORS

    In reaching this conclusion regarding the master fund-feeder fund structure of the Portfolios, the Directors determined that the potential benefits to be gained by the Portfolios as feeder funds have not been achieved. For example, the Portfolios have not benefitted from economies of scale that are dependent upon asset growth as the Portfolios are the only investors in the Series. The Board also determined that the prospects for substantial asset growth of the Series in the future appeared limited. In addition, each Series is subject to certain administrative expenses to which it would not otherwise be subject due to its status as a master fund, and such expenses are borne indirectly by the corresponding Portfolios. The Board determined that the Portfolios' direct and indirect total operating expenses are more than they would be if the Portfolios were to invest directly in the securities held by the Series. Consequently, the Directors concluded that the shareholders of each Portfolio would benefit from investing directly in a portfolio of securities in accordance with their respective investment objectives and policies, and not as part of a master fund-feeder fund structure. Because the Portfolios invest exclusively in shares of the Series, the Portfolios have not entered into investment management or advisory agreements for the management of their assets. Instead, each Portfolio's assets are indirectly managed pursuant to the corresponding Series' investment management agreement with the Advisor.

    In light of the foregoing, the Board of Directors of the Fund, including a majority of the directors who are not parties to the Proposed Agreements or interested persons of any such party, voted unanimously to approve the Proposed Agreements with the Advisor for the management of the Portfolios' assets, and to recommend their approval to the shareholders of the Portfolios. As described below, the Proposed Agreements contain substantially the same terms and conditions as the Existing Agreements. The rate of investment advisory fee payable to the Advisor is the same under both the Proposed and Existing Agreements.

    If the Proposed Agreements are approved by shareholders, the Fund on behalf of the Portfolios will request a redemption of each Portfolio's entire interest in the corresponding Series on or about November 30, 1997. In order to satisfy this redemption request, it is contemplated that each Series would then distribute its assets (consisting of its portfolio securities and cash) to the corresponding Portfolio. Following such redemption, shareholders of the Portfolios will become direct rather than indirect investors in a mutual fund investing in a portfolio of investments. The distribution of the assets of each Series to the corresponding Portfolio should not result in any adverse federal income tax consequences to the Portfolios or their shareholders.

    In reaching its decision to approve the Proposed Agreements and recommend their approval to the shareholders of each Portfolio, the Board of Directors of the Fund also considered the total operating expenses of the Portfolios, the nature and quality of the services to be rendered by the Advisor, the fee to be received by the Advisor, and other pertinent matters. Based upon the foregoing, the Board of Directors unanimously approved the Proposed Agreements and recommended their approval by shareholders.

INFORMATION CONCERNING THE PROPOSED AGREEMENTS WITH THE ADVISOR

    Pursuant to the terms of the Proposed Agreements, the Advisor will manage the investment and reinvestment of the assets of the Portfolios, and continuously review, supervise and administer the Portfolio's investment program. The Advisor will provide the Portfolios with a trading department and select brokers and dealers to effect securities transactions. Under the Proposed Agreements, the Advisor also will determine the securities to be purchased or sold and provide the Fund with records concerning the Advisor's activities and render regular reports to the Board of Directors and officers of the Fund.

    The Fund will bear all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors, the cost of filing its registration statements under applicable federal and state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees.

    The terms of the Proposed and Existing Agreements are identical, including the rate of fee payable to the Advisor, except for the parties to the Agreements, and the effective and termination dates.

    The date of each Existing Agreement for the Series is February 8, 1996, and each Agreement was submitted to the shareholders of the Series on February 8, 1996 for its initial approval. The Board of Directors unanimously approved the continuance of each Existing Agreement at a meeting held on December 20, 1996. Pursuant to the Existing Agreements, the Series are each obligated to pay the Advisor a monthly fee equal to one-twelfth of .15% of the net assets of the Series. For the fiscal period ended November 30, 1996, the Advisor was paid $81,721 and $68,979, respectively, under the Existing Agreements for the Corporate Series and Government Series in total management fees.

    Under the terms of the Proposed Agreements, the Fund would pay on behalf of each Portfolio a monthly fee equal to one-twelfth of .15% of the net assets of the relevant Portfolio.

    It is anticipated that the Proposed Agreements will become effective on or about November 30, 1997 and will continue in effect until December 31, 1998, and, thereafter, only if such continuance is approved at least annually by a vote of the Fund's Board of Directors who are not parties to the Proposed Agreements or interested persons of any such party, cast in person at a meeting called for such purpose. In addition, continuance of the Proposed Agreements may be effected if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the respective Portfolios.

    The Proposed Agreements may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the respective Portfolios, on sixty days' written notice to the Advisor. In addition, the Proposed Agreements may be terminated by the Advisor after ninety days' written notice to the Fund. It will automatically terminate in the event of its assignment.

    Pursuant to the terms of the Proposed Agreements, the Advisor is not protected against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Agreements.

    The Existing and Proposed Agreements each permit the Advisor to knowingly pay commissions on securities transactions which are greater than another broker might charge if the Advisor determines in good faith that the commission paid was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that specific transaction or the Advisor's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

    As indicated above, the Fund is not currently a party to an investment advisory agreement on behalf of the Portfolios since each Portfolio invests exclusively in the shares of the Series. However, the Fund on behalf of each Portfolio has entered into an administrative agreement with the Advisor pursuant to which the Advisor provides certain administrative services to the Portfolios. Under each administrative agreement, the Advisor is compensated at an annual rate of .01% of the average annual net assets of each Portfolio. For the Fund's 1996 fiscal period, the Advisor was paid $4,597 for the Corporate Portfolio and $5,447 for the Government Portfolio under the administration agreements. If Proposal 1 is approved, each administrative services agreement will terminate and the Advisor will continue to provide these services to the Portfolios under the Proposed Agreements.

    For each Portfolio, the following table summarizes the estimated annual operating expenses as a percentage of the average net assets of the Portfolio for the fiscal year ending November 30, 1997 (1) currently; and (2) assuming approval of the Proposed Agreement and elimination of the master fund-feeder fund structure.

                                                          PRO-FORMA ANNUAL
                                                         OPERATING EXPENSES
                                                        ASSUMING APPROVAL OF
                                       CURRENT         THE PROPOSED AGREEMENT
                                        ANNUAL           AND ELIMINATION OF
                                      OPERATING          MASTER FUND-FEEDER

NAME OF PORTFOLIO                    EXPENSES(1)          FUND STRUCTURE(2)
-----------------                    -----------           -----------------

CORPORATE PORTFOLIO:

Investment Management Fees             0.15%                     0.15%

Administration Fee                     0.01%                     0.00%

Other Expenses                         0.17%                     0.15%

Total Operating Expenses               0.33%                     0.30%

GOVERNMENT PORTFOLIO:

Investment Management Fees             0.15%                     0.15%

Administration Fee                     0.01%                     0.00%

Other Expenses                         0.19%                     0.15%

Total Operating Expenses               0.35%                     0.30%

---------------------

(1) Under each Portfolio's current master fund-feeder fund structure, the "Investment Management Fee" is payable by the corresponding Series and the "Administration Fee" is payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Series and the Portfolio, and also includes a client services fee ("Client Services Fee") of 0.03% payable by each Portfolio to Reinhardt Werba Bowen Advisory Services ("RWBAS"); RWBAS waived its fee through December 31, 1996. Absent such waiver by RWBAS, the estimated annualized ratio of expenses to average net assets for the fiscal year ending November 30, 1997 is 0.33% for the Corporate Portfolio and 0.35% for the Two-Year Government Portfolio.

(2) The amount set forth in "Other Expenses" includes the Client Services Fee payable by each Portfolio and reflects the waiver of such fee by RWBAS through December 31, 1996. Absent such a waiver by RWBAS, the estimated annualized ratio of expenses to average net assets for the fiscal year ending November 30, 1997 is 0.30% for the Corporate Portfolio and 0.30% for the Government Portfolio.

EXAMPLES

    Currently, you would pay the following transaction and annual operating expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return over each of the following time periods and redemption at the end of each time period.

                                  1 YEAR         3 YEARS
                                  ------         -------

Corporate Portfolio                 $3             $11

Government Portfolio                $4             $11

    You would pay the following expenses on the same investment assuming approval of the Proposed Agreements and elimination of the master fund-feeder fund structure.

                                  1 YEAR         3 YEARS
                                  ------         -------

Corporate Portfolio                 $3             $10

Government Portfolio                $3             $10

INFORMATION REGARDING THE ADVISOR

    The Advisor, located at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors.

    David G. Booth and Rex A. Sinquefield, directors and officers of both the Fund and the Advisor, together own approximately 55% of the Advisor's outstanding stock. The name, address and principal occupation of each director and principal executive officer of the Advisor is set forth below. The officers of the Advisor and the Fund are also listed below.

    DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF THE ADVISOR

    David G. Booth, Santa Monica, CA, is Chairman - Chief Executive Officer, President and a Director of the Advisor and the Fund. He is also President, Chairman - Chief Executive Officer and a Trustee of The DFA Investment Trust Company (the "Trust") (registered investment company).
    Mr. Booth is also Chairman - Chief Executive Officer, President and a Director of DFA Securities Inc., DFA Investment Dimensions Group Inc. (registered investment company), Dimensional Emerging Markets Fund Inc. (registered investment company) and DFA Australia Limited ("DFA Australia"). He is Chairman and Director of Dimensional Fund Advisors Ltd. ("DFAL").

    Rex A. Sinquefield, Santa Monica, CA, is Chairman - Chief Investment Officer and a Director of the Advisor and the Fund. He is also Chairman - Chief Investment Officer and a Director of DFA Securities Inc., DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Fund Inc. and DFA Australia. He is Trustee and Chairman - Chief Investment Officer of the Trust, and Chairman, Chief Executive Officer and Director of DFAL.

    Eugene Francis Fama, Chicago, IL, Director, is the Robert R. McCormick Distinguished Service Professor of Finance, and has been engaged in teaching and research in finance and economics at the Graduate School of Business, University of Chicago, Chicago, Illinois since September, 1963. Mr. Fama also is a Director of DFA Securities Inc.

    John Andrew McQuown, Mill Valley, CA, Director, has been self employed since 1974 as an entrepreneur, financier and consultant to major financial institutions. He is also a Director of Mortgage Information Corporation, KMV Corporation and Microsource, Inc. Mr. McQuown also is a Director of DFA Securities Inc.

    Lloyd Stockel, Los Angeles, CA, Director, is a private investor and a retired general partner of Goldman Sachs & Co. Mr. Stockel also is a Director of DFA Securities Inc.

    OFFICERS OF THE ADVISOR AND THE FUND

    Arthur Barlow, Vice President, Santa Monica, CA.

    Truman Clark, Vice President, Santa Monica, CA.

    Maureen Connors, Vice President, Santa Monica, CA.

    Robert Deere, Vice President, Santa Monica, CA.

    Irene R. Diamant, Vice President and Secretary, Santa Monica, CA.

    Eugene Fama, Jr., Vice President, Santa Monica, CA.

    Kamyab Hashemi-Nejad, Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

    Stephen P. Manus, Vice President, Santa Monica, CA.

    Karen McGinley, Vice President, Santa Monica, CA.

    Catherine L. Newell, Vice President, Santa Monica, CA.

    David Plecha, Vice President, Santa Monica, CA.

    George Sands, Vice President, Santa Monica, CA.

    Michael T. Scardina, Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

    Jeanne C. Sinquefield, Ph.D., Executive Vice President, Santa Monica, CA.

    Scott Thornton, Vice President, Santa Monica, CA.

    Weston Wellington, Vice President, Santa Monica, CA.

    Each of the officers listed above owns stock of the Advisor in an amount not exceeding 1% of the Advisor's total outstanding stock, except for Michael T. Scardina who owns 3.31% of the Advisor's total outstanding stock.

    At the present time, the Advisor serves as investment advisor to the investment companies listed below, each of which has an investment objective similar to that of the Portfolios. With respect to such investment companies, the table below also sets forth the net assets as of August 31, 1997, and the rate of the Advisor's compensation.




                                                                                           COMBINED INVESTMENT
                                                                                               ADVISORY AND
                                                                          INVESTMENT          ADMINISTRATIVE
                                                                        ADVISORY FEE AS      SERVICES FEE AS A
                                                NET ASSETS              A PERCENTAGE OF        PERCENTAGE OF
                                                   AS OF                    AVERAGE             AVERAGE NET
NAME OF INVESTMENT COMPANY                     AUGUST 31, 1997            NET ASSETS               ASSETS
--------------------------                     ---------------            ----------            -----------
DFA Five-Year Government Portfolio             $200,357,650                  0.20%

DFA Two-Year Global Fixed Income Series(1)     $407,928,969                  0.05%

DFA Two-Year Global Fixed Income
  Portfolio(2)
                                               $407,978,453                                         0.15%

-----------------
(1) The Series is a separate series of the Trust and serves as a master fund in a master fund-feeder fund structure; as a feeder fund, DFA Two-Year Global Fixed Income Portfolio invests substantially all of its assets in the Series.
(2) The Portfolio pays the Advisor a monthly fee pursuant to a separate administrative services agreement. The percentage set forth in the column entitled "Combined Investment Advisory and Administrative Services Fee as a Percentage of Average Net Assets" includes the annual percentage fee rate payable to the Advisor (1) for the administrative services it provides to the Portfolio; and (2) pursuant to the investment management agreement between the Advisor and the Series.

    In the event that the Proposal is not approved by shareholders, the Directors will consider the appropriate action to take.

DIRECTORS' RECOMMENDATION

    The Board of Directors of the Fund unanimously recommends that the shareholders of the Portfolios vote to approve the Proposed Agreements.

OTHER INFORMATION

    PFPC Inc. serves as the accounting services, dividend disbursing and transfer agent for the Fund and is located at 400 Bellevue Parkway, Wilmington, DE 19809. The Fund acts as distributor of each series of its own shares of stock. The Fund has entered into an agreement with DFA Securities Inc., a wholly-owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the shares of the Fund. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

    Coopers & Lybrand L.L.P. serve as the Fund's independent accountants. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the Meeting.

SHAREHOLDER REPORTS


    The most recent Annual and Semi-Annual Reports relating to the Portfolios are available at no cost to shareholders upon request by contacting the Fund at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401 or returning the enclosed postage-paid card.


SHAREHOLDER PROPOSALS


    Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Secretary of the Fund, at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Ordinarily, the Fund does not hold shareholders' meetings.

                                  By Order of the Board of Directors



                                  IRENE R. DIAMANT
                                  Secretary
October 12, 1997

                                                                       EXHIBIT A

INVESTMENT ADVISORY AGREEMENT



         AGREEMENT made as of this ___ day of _________, 1997, by and between DIMENSIONAL INVESTMENT GROUP INC., a Maryland corporation (the "Fund"), and DIMENSIONAL FUND ADVISORS INC., a Delaware corporation (the "Advisor").

    1.   DUTIES OF ADVISOR

         The Fund hereby employs the Advisor to manage the investment and
reinvestment of the assets of [                                       ] (the
"Portfolio"), to continuously review, supervise and administer the Portfolio's investment program, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be uninvested, to provide the Fund with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and the Board of Directors of the Fund, all in compliance with the objectives, policies and limitations set forth in the Fund's registration statement and applicable laws and regulations. The Advisor accepts such employment and agrees to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services described herein on the terms and for the compensation provided herein.

    2.   PORTFOLIO TRANSACTIONS

         The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of the Portfolio, or be in breach of any obligation owing to the Fund or in respect of the Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Advisor will promptly communicate to the officers and directors of the Fund such information relating to transactions for the Portfolio as they may reasonably request.

    3.   COMPENSATION OF THE ADVISOR

         For the services to be rendered by the Advisor as provided in Section 1 of this Agreement, the Fund shall pay to the Advisor, at the end of each month, a fee equal to one-twelfth of .15 percent of the net assets of the Portfolio. In the event that this Agreement is terminated at other than a month-end, the fee for such month shall be prorated.

    4.   OTHER SERVICES

         At the request of the Fund, the Advisor, in its discretion, may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and service shall be provided for or rendered by the Advisor and billed to the Fund at the Advisor's cost and, where applicable, the cost thereof shall be apportioned among the several Portfolios of the Fund proportionate to their respective utilization thereof.

    5.   REPORTS

         The Fund and the Advisor agree to furnish to each other information with regard to their respective affairs as each may reasonably request.

    6.   STATUS OF THE ADVISOR

         The services of the Advisor to the Fund or in respect of the Portfolio, are not to be deemed exclusive, and the Advisor shall be free to render similar services to others as long as its services to the Fund or in respect of the Portfolio, are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    7.   LIABILITY OF ADVISOR

         No provision of this Agreement shall be deemed to protect the Advisor against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

    8.   PERMISSIBLE INTERESTS

         Subject to and in accordance with the charters of the Fund and the Advisor, respectively, directors, officers, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers or shareholders, or otherwise; directors, officers, agents and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise and the effect of any such interrelationships shall be governed by said charters and the provisions of the Investment Company Act of 1940.

    9.   DURATION AND TERMINATION

         This Agreement shall become effective on ____________, 1997 (the "Effective Date") and shall continue in effect until December 31, 1998, and thereafter, only if such continuance is approved at least annually by a vote of the Fund's Board of Directors, including the vote of a majority of the directors who are not parties to this Agreement or interested persons of any such party, cast in person, at a meeting called for the purpose of voting such approval. In addition, the question of continuance of this Agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio.

         This Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Advisor,

         This Agreement shall automatically terminate in the event of its assignment, and

         This Agreement may be terminated by the Advisor after ninety days written notice to the Fund.

         Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

         As used in this section, the terms "assignment," "interested persons," and a "vote of the holders of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19),
Section 2(a)(42) of the Investment Company Act of 1940 and Rule l8f-2 thereunder.

    10.  SEVERABILITY

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed this ____ day of _________, 1997.



DIMENSIONAL FUND                       DIMENSIONAL
ADVISORS INC.                          INVESTMENT GROUP INC.



By:                          By:
   -----------------------       -----------------------
   Chairman-Chief                  President
   Investment Officer

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DIMENSIONAL INVESTMENT GROUP INC.                             PROXY IS SOLICITED
 - RWB/DFA TWO-YEAR CORPORATE FIXED          ON BEHALF OF THE BOARD OF DIRECTORS
     INCOME PORTFOLIO

THE UNDERSIGNED HEREBY APPOINTS MICHAEL T. SCARDINA, IRENE R. DIAMANT AND CATHERINE L. NEWELL, OR ANY ONE OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF DIMENSIONAL INVESTMENT GROUP INC. ("FUND") TO BE HELD AT 1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA, 90401 AT 9:00 A.M., PACIFIC COAST TIME, ON NOVEMBER 18, 1997 OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.

TO VOTE MARK AN   /X/   IN BLUE OR BLACK INK BELOW   PLEASE FOLD HERE

--------------------------------------------------------------------------------

                                                 FOR       AGAINST   ABSTAIN

1.  TO APPROVE OR DISAPPROVE AN INVESTMENT       / /         / /       / /
    ADVISORY AGREEMENT ON BEHALF OF THE
    RWB/DFA TWO-YEAR CORPORATE FIXED INCOME
    PORTFOLIO.


              ------------------  ----------------------------  ------------
              SIGNATURE           SIGNATURE (JOINT OWNER)       DATE

              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DIMENSIONAL INVESTMENT GROUP INC.                             PROXY IS SOLICITED
 - RWB/DFA TWO-YEAR CORPORATE FIXED          ON BEHALF OF THE BOARD OF DIRECTORS
     INCOME PORTFOLIO

THE UNDERSIGNED HEREBY APPOINTS MICHAEL T. SCARDINA, IRENE R. DIAMANT AND CATHERINE L. NEWELL, OR ANY ONE OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF DIMENSIONAL INVESTMENT GROUP INC. ("FUND") TO BE HELD AT 1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA, 90401 AT 9:00 A.M., PACIFIC COAST TIME, ON NOVEMBER 18, 1997 OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.

TO VOTE MARK AN   /X/   IN BLUE OR BLACK INK BELOW   PLEASE FOLD HERE

--------------------------------------------------------------------------------

                                                 FOR       AGAINST   ABSTAIN

1.  TO APPROVE OR DISAPPROVE AN INVESTMENT       / /         / /       / /
    ADVISORY AGREEMENT ON BEHALF OF THE
    RWB/DFA TWO-YEAR CORPORATE FIXED INCOME
    PORTFOLIO.


              ------------------  ----------------------------  ------------
              SIGNATURE           SIGNATURE (JOINT OWNER)       DATE

              PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.